                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-42

                            SCUDDER PORTFOLIO TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Balanced Fund

Annual Report to Shareholders

December 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without the waiver/reimbursement, returns and rankings would have been lower.

Returns shown for Class AARP for periods prior to its inception on August 28, 2000 are derived from historical performance of Class S of Scudder Balanced Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns
Scudder Balanced Fund	1-Year	3-Year	5-Year	10-Year
Class S	17.19%	-2.23%	.69%	7.80%
Class AARP	17.26%	-2.22%	.70%	7.80%
S&P 500 Index+	28.68%	-4.05%	-.57%	11.07%
Lehman Brothers Aggregate Bond Index++	4.10%	7.57%	6.62%	6.95%
Russell 1000 Growth Index+++	29.75%	-9.36%	-5.11%	9.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/03	$ 16.75	$ 16.74
12/31/02	$ 14.51	$ 14.50
Distribution Information: Twelve Months: Income Dividends	$ .25	$ .25

Class S Lipper Rankings - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	369	of	537	69
3-Year	353	of	433	82
5-Year	272	of	357	76
10-Year	63	of	120	53

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Balanced Fund - Class S [] S&P 500 Index+ [] Russell 1000 Growth Index+++ [] Lehman Brothers Aggregate Bond Index++

Yearly periods ended December 31

The growth of $10,000 is cumulative.

Comparative Results
Scudder Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,719	$9,347	$10,348	$21,188
	Average annual total return	17.19%	-2.23%	.69%	7.80%
Class AARP	Growth of $10,000	$11,726	$9,347	$10,353	$21,197
	Average annual total return	17.26%	-2.22%	.70%	7.80%
S&P 500 Index +	Growth of $10,000	$12,868	$8,833	$9,718	$28,563
	Average annual total return	28.68%	-4.05%	-.57%	11.07%
Lehman Brothers Aggregate Bond Index ++	Growth of $10,000	$10,410	$12,447	$13,780	$19,576
	Average annual total return	4.10%	7.57%	6.62%	6.95%
Russell 1000 Growth Index+++	Growth of $10,000	$12,975	$7,446	$7,692	$24,129
	Average annual total return	29.75%	-9.36%	-5.11%	9.21%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
+++ Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher book-to-price ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Balanced Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Balanced Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Portfolio Managers - Equity portion of the fund

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and lead portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Head of Large Cap Growth Portfolio Selection Team.

• Previous experience includes 18 years' investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

• MBA, University of Wisconsin - Madison.

Jack A. Zehner

Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes nine years' investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.

• MBA, Marquette University.

Thomas J. Schmid, CFA

Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes 15 years' investment industry experience, most recently serving as Director - Common Stock at Mason Street Advisors.

• MBA, University of Chicago.

Portfolio Managers - Fixed income portion of the fund

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

• Analyst specializing in asset-backed securities and government investments.

• Over 25 years of investment industry experience.

• MBA, University of Chicago.

Gary W. Bartlett, CFA

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management in 1992 and the fund in 2002.

• Analyst specializing in taxable municipal and government investments.

• Over 22 years of investment industry experience.

• MBA, Drexel University.

Warren S. Davis

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2002.

• Analyst specializing in mortgage- and asset-backed securities.

• Over 18 years of investment industry experience.

• MBA, Drexel University.

Daniel R. Taylor, CFA

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

• Analyst specializing in asset-backed securities and government securities.

• Over 11 years of investment industry experience.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2002.

• Analyst specializing in corporate bonds and mortgages.

• Over 19 years of investment industry experience.

Janet Campagna

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2002.

• Head of global and tactical asset allocation.

• Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Over 16 years of investment industry experience.

• Master's degree in Social Science from California Institute of Technology.

• Ph.D in Political Science from University of California at Irvine.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

• Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

William T. Lissenden

Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management in 2002 and the fund in 2003.

• Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

• MBA, Baruch College.

Timothy C. Vile, CFA

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2003.

• Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

• Over 19 years of investment industry experience.

In the following interview, Lead Portfolio Manager Julie M. Van Cleave and Portfolio Manager Gary Bartlett discuss Scudder Balanced Fund's performance strategy and the market environment during the 12-month period ended December 31, 2003.

Q: How would you characterize the market environment of the past year?

A: The investment backdrop was extremely favorable, as 2003 marked the first time since 1999 that both stocks and bonds registered gains in the same calendar year. Stocks began the year on a down note, as uncertainty leading up to the war in Iraq put the economy and markets on hold. However, a swift conclusion of the main military offensive in Iraq paved the way for an impressive worldwide economic rebound. As growth resumed and corporate earnings improved, investors appeared to regain their appetite for risk. Stocks performed very well as a result, with the S&P 500 index rising from its March 11, 2003, low of

Standard & Poor's 500 index levels 1/1/03 to 12/31/03

Source: Deutsche Asset Management

Past performance is not indicative of future results. This chart is for illustrative purposes only and is not intended to be representative of the Scudder Balanced Fund's performance.

US 10-year Treasury yield 1/1/03 to 12/31/03

Source: Deutsche Asset Management

Past performance is not indicative of future results. This chart is for illustrative purposes only and is not intended to be representative of Scudder Balanced Fund's performance.

approximately 801 to 1,112 by year-end. Smaller, higher-risk and lower-quality companies generally provided the best performance during the year.

In the bond market, the gains for Treasuries were muted following three years of strong performance. For the year, the yield on the 10-year note rose slightly from 4.03% to 4.26%. The 10-year Treasury's total return for the year (which includes interest payments) was only 2.2%, compared with 11.5% in 2002. With the exception of government agency notes (such as those issued by Fannie Mae and Freddie Mac), other sectors of the bond market generally performed well. Corporate bonds, led by higher-yield, lower-quality issues, delivered particularly strong returns.

Q: How did the fund perform during the period?

A: For the 12-month period ended December 31, 2003, Scudder Balanced Fund produced a total return of 17.19% (Class S shares). This compares with a return of 28.68% for its equity benchmark, the S&P 500 index, and 4.10% for its fixed-income benchmark, the Lehman Brothers Aggregate Bond Index. (Please see pages 4 through 6 for performance of other share classes and more complete performance information.) For the year, the fund trailed the 19.09% average return of the 537 funds in the Lipper Balanced Funds category. We believe this discrepancy is due largely to the fact that we seek to emphasize quality in both the stock and bond portions of the portfolio. Regarding equities, we focus on companies that are leaders or potential leaders in their respective industries. In terms of bonds, we carefully consider the issuer's creditworthiness.1 However, 2003 was an unusual year in that lower-quality securities generally outperformed across the entire investment spectrum. Given our belief that higher-quality securities generally produce the best performance on a longer-term basis, we think it wise to maintain our disciplined approach in response to short-term anomalies in the markets.

1 Creditworthiness reflects the ability of an individual, an institution or a company to meet debt obligations.

Q: Will you review your investment process?

A: When we select stocks for the fund, we begin by conducting a thorough analysis of economic trends. This helps us determine the sectors and industries that we believe are likely to experience the strongest growth. We then work closely with Scudder's large team of research analysts in an attempt to identify companies within those industries that offer the best potential to deliver strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

In the bond portion of the portfolio, we emphasize fundamental security research to ensure that the fund's holdings offer a favorable balance of risk and return potential. We do not try to forecast the direction of the economy or interest rates, since we believe we are better able to add value through security selection. Instead, we select bonds based on the creditworthiness and return potential of each individual security. The primary function of the bond portfolio is to seek to provide stable returns and to offset some of the volatility of the equity portion of the fund.

Q: How is the fund allocated between stocks and bonds?

A: We consider an allocation of 60% stocks/40% bonds to be our baseline asset allocation for the fund. We will adjust this, but not by much - our holdings in stocks usually range from 58% to 62%. During 2003, we generally held more than the 60% target weighting in stocks, usually about 61% to 62%. The reason for this was our favorable view on the outlook for stocks in an environment of low interest rates and strong global growth. This positioning added modestly to the fund's performance.

Q: What factors helped and hurt performance in the stock portion of the portfolio?

A: The fund's equity holdings underperformed the S&P 500 index. This was due largely to our sector allocations, but security selection also played a part.

On the positive side, the health care sector was the most significant contributor to performance. Specifically, our biotechnology holdings outpaced those of the benchmark by a wide margin. Driving this outperformance was our position in Genentech, Inc.

Our positioning in the information technology sector was also helpful. Particular strength was visible in the semiconductor (computer chip) and semiconductor equipment industries. As with most other economically sensitive industries, the performance of semiconductor companies was extremely strong during the past year. As a result, our overweight position in the sector was rewarded. The fund's holdings in Intel Corp., Texas Instruments, Inc., Applied Materials, Inc. and Linear Technology Corp. all produced strong gains during the year.

Our positioning within the consumer discretionary2 sector proved to be the largest drag on performance due to poor stock selection. The retail industry was a negative for us as Kohl's Corp. reported disappointing earnings and same-store sales in the third quarter. In addition, Harley-Davidson, Inc. and Newell Rubbermaid were detractors. (As of 12/31/03, the fund's position in Newell Rubbermaid was sold.) On the positive side, International Game Technology gained more than 89% for the year as casinos added new "cashless" gaming machines. Within the consumer staples3 sector, an overweight position in Colgate-Palmolive Co. detracted from relative performance; the household products company announced disappointing North American sales and slower new product growth.

2 Consumer discretionary products are those, such as home electronics, that are nonnecessities and are therefore more sensitive to economic conditions.
3 Consumer staples companies are those that make products consumers need to buy regardless of economic conditions, such as food and beverages.

Finally, our positioning in the energy sector proved to be a detractor from annual performance. We were overweighted energy for most of 2003 as we believe years of underinvestment by the industry argues for sustained higher energy prices, an issue that has yet to be fully realized in the stock prices As stated earlier, investors gravitated to the most aggressive, most cyclical sectors of the market in 2003. Energy has historically been a late cycle performer, and therefore trailed the market in 2003.

Q: How did the fund's positioning in bonds help or hurt performance?

A: The fixed-income portion of the portfolio performed well in relation to its benchmark. We were overweight in corporate bonds, the area of the bond market that produced the best returns in 2003. Performance was also helped by the fact that we hold a fairly large position in BBB-rated securities, which are on the lower end of the investment-grade spectrum. This was a positive, given that lower-quality issues produced the best performance during the year.

Elsewhere in the bond market, we were underweight in Treasuries, which was a positive in light of their tepid relative performance. The fund was underweight in mortgage-backed securities as well, which also helped, since mortgages were the only bond market sector to underperform Treasuries in 2003.

The underweight in these two sectors was offset by a corresponding overweight in asset-backed securities4, which we felt offered attractive yields compared with Treasuries given the relatively small amount of additional risk that we would take on by owning them. This too was a positive for returns, but we pared back the fund's position in asset-backed holdings during the fourth quarter on the belief that they had become more fully valued over the course of the year.

4 Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other providers of credit.

Q: Do you have any final thoughts you would like to share with investors?

A: The past year was unusual in the sense that both lower-quality stocks and lower-quality bonds outperformed their higher-quality counterparts. This is typical in an environment in which the economy and the markets are rebounding from a downturn. In the event that the market begins to once again favor higher-quality securities, this would likely be a positive for the fund. But even if such a rotation does not take place, we intend to remain focused on investing in high-quality companies with superior growth attributes, as well as bonds that we believe to be reasonably valued and fundamentally sound. We believe this approach will bear fruit when measured over a full, longer-term market and economic cycle.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2003

Diversification	12/31/03	12/31/02

Common Stocks	63%	58%
Fixed Income Holdings	33%	39%
Cash Equivalents	4%	3%
	100%	100%

Fixed Income Holdings (Excludes Cash Equivalents)	12/31/03	12/31/02

Diversification
US Government Sponsored Agencies	38%	37%
Corporate Bonds	28%	25%
Asset Backed	12%	12%
US Government Backed	9%	19%
Foreign Bonds - US$ Denominated	8%	4%
Municipal Investments	5%	3%
	100%	100%

Quality
US Government Backed and US Government Sponsored Agencies	47%	56%
AAA*	24%	19%
AA	2%	3%
A	13%	12%
BBB	12%	10%
BB	2%	-
	100%	100%

Weighted Average Quality	AAA	AAA

Five Largest Fixed Income Holdings (4.5% of Portfolio)
1. US Treasury Bond, 6.00%, 2/15/2026	1.3%
2. Federal National Mortgage Association "PD", Series 2002-31, 6.00%, 11/25/2021	1.0%
3. US Treasury Note, 5.00%, 8/15/2011	0.8%
4. Federal National Mortgage Association "PE", Series 2003-3, 5.50%, 8/25/2015	0.7%
5. US Treasury Note, 1.625%, 4/30/2005	0.7%

* Category includes cash equivalents net.

Diversification and holdings are subject to change.

Equity Holdings (Excludes Cash Equivalents)	12/31/03	12/31/02

Sector Diversification
Information Technology	26%	20%
Health Care	22%	22%
Consumer Discretionary	14%	19%
Consumer Staples	11%	9%
Financials	11%	12%
Industrials	8%	7%
Energy	6%	8%
Telecommunication Services	1%	2%
Materials	1%	1%
	100%	100%

Five Largest Equity Holdings (11.5% of Portfolio)
1. Microsoft Corp. Developer of computer software	2.7%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.6%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.2%
4. General Electric Co. Industrial conglomerate	2.0%
5. Cisco Systems, Inc. Developer of computer network products	1.9%

Diversification and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2003

	Shares	Value ($)

Common Stocks 63.2%
Consumer Discretionary 9.0%
Automobiles 0.8%
Harley-Davidson, Inc.	135,500	6,440,315
Hotels, Restaurants & Leisure 1.7%
International Game Technology	239,200	8,539,440
YUM! Brands, Inc.*	115,400	3,969,760
		12,509,200
Media 3.5%
Comcast Corp., "A"*	183,500	5,739,880
McGraw-Hill, Inc.	71,500	4,999,280
Omnicom Group, Inc.	83,800	7,318,254
Time Warner, Inc.*	168,000	3,022,320
Viacom, Inc., "B"	120,862	5,363,855
		26,443,589
Multiline Retail 1.7%
Kohl's Corp.*	77,300	3,473,862
Target Corp.	237,900	9,135,360
		12,609,222
Specialty Retail 1.3%
Home Depot, Inc.	78,100	2,771,769
Lowe's Companies, Inc.	71,300	3,949,307
Staples, Inc.*	104,800	2,861,040
		9,582,116
Consumer Staples 6.8%
Beverages 1.9%
Coca-Cola Co.	94,000	4,770,500
PepsiCo, Inc.	202,550	9,442,881
		14,213,381
Food & Drug Retailing 2.4%
Wal-Mart Stores, Inc.	242,900	12,885,845
Walgreen Co.	144,900	5,271,462
		18,157,307
Household Products 2.5%
Colgate-Palmolive Co.	199,000	9,959,950
Procter & Gamble Co.	90,100	8,999,188
		18,959,138
Energy 4.1%
Energy Equipment & Services 2.7%
Baker Hughes, Inc.	130,000	4,180,800
Nabors Industries Ltd.*	199,300	8,270,950
Noble Corp.*	58,900	2,107,442
Schlumberger Ltd.	105,000	5,745,600
		20,304,792
Oil & Gas 1.4%
Burlington Resources, Inc.	84,800	4,696,224
ConocoPhillips	85,000	5,573,450
		10,269,674
Financials 7.2%
Banks 0.8%
Bank of America Corp.	76,500	6,152,895
Capital Markets 0.5%
State Street Corp.	74,200	3,864,336
Consumer Finance 1.2%
American Express Co.	185,500	8,946,665
Diversified Financial Services 3.7%
Citigroup, Inc.	202,966	9,851,970
Fannie Mae	93,200	6,995,592
Goldman Sachs Group, Inc.	23,700	2,339,901
Lehman Brothers Holdings, Inc.	30,700	2,370,654
Morgan Stanley	101,900	5,896,953
		27,455,070
Insurance 1.0%
AFLAC, Inc.	33,200	1,201,176
American International Group, Inc.	98,474	6,526,856
		7,728,032
Health Care 13.6%
Biotechnology 2.5%
Amgen, Inc.*	20,300	1,254,540
Genentech, Inc.*	130,700	12,229,599
Gilead Sciences, Inc.*	98,000	5,697,720
		19,181,859
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	164,000	5,005,280
Boston Scientific Corp.*	70,600	2,595,256
Medtronic, Inc.	179,100	8,706,051
Zimmer Holdings, Inc.*	75,900	5,343,360
		21,649,947
Health Care Providers & Services 1.1%
UnitedHealth Group, Inc.	135,800	7,900,844
Pharmaceuticals 7.1%
Abbott Laboratories	219,300	10,219,380
Eli Lilly & Co.	121,900	8,573,227
Johnson & Johnson	268,154	13,852,836
Merck & Co., Inc.	89,300	4,125,660
Pfizer, Inc.	466,500	16,481,445
		53,252,548
Industrials 4.8%
Aerospace & Defense 1.6%
United Technologies Corp.	126,100	11,950,497
Air Freight & Logistics 0.6%
FedEx Corp.	66,300	4,475,250
Industrial Conglomerates 2.6%
3M Co.	52,000	4,421,560
General Electric Co.	489,700	15,170,906
		19,592,466
Information Technology 16.4%
Communications Equipment 1.9%
Cisco Systems, Inc.*	591,400	14,365,106
Computers & Peripherals 2.9%
Dell, Inc.*	75,300	2,557,188
EMC Corp.*	599,800	7,749,416
International Business Machines Corp.	124,100	11,501,588
		21,808,192
IT Consulting & Services 0.7%
Fiserv, Inc.*	130,200	5,144,202
Semiconductor & Semiconductor Equipment 6.0%
Applied Materials, Inc.*	473,800	10,636,810
Intel Corp.	594,000	19,126,800
Linear Technology Corp.	141,300	5,944,491
Texas Instruments, Inc.	330,700	9,715,966
		45,424,067
Software 4.9%
BEA Systems, Inc.*	84,100	1,034,430
Electronic Arts, Inc.*	128,400	6,134,952
Microsoft Corp.	711,000	19,580,940
Oracle Corp.*	298,500	3,940,200
Symantec Corp.*	69,200	2,397,780
VERITAS Software Corp.*	94,500	3,511,620
		36,599,922
Materials 0.5%
Chemicals 0.5%
Ecolab, Inc.	132,600	3,629,262
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	83,600	2,932,688
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	338,000	2,700,620
Total Common Stocks (Cost $392,398,212)		474,243,202

	Principal Amount ($)	Value ($)

Corporate Bonds 7.5%
Consumer Discretionary 0.7%
Comcast Cable Communications:
6.375%, 1/30/2006	900,000	968,893
6.875%, 6/15/2009	930,000	1,048,423
8.375%, 5/1/2007	1,049,000	1,216,189
Comcast Corp., 7.05% , 3/15/2033	1,020,000	1,109,569
General Motors Corp., 8.25%, 7/15/2023	380,000	431,455
Liberty Media Corp., Series A, 3.5%, 9/25/2006	850,000	854,248
		5,628,777
Energy 0.3%
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	2,255,000	2,319,155
Financials 4.3%
American General:
144A, 7.57%, 12/1/2045	675,000	802,970
144A, 8.125%, 3/15/2046	1,235,000	1,574,992
ASIF Global Finance, 144A, 4.9%, 1/17/2013	1,510,000	1,500,747
Citigroup, Inc., 6.0%, 10/31/2033	770,000	769,921
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,095,000	1,127,689
6.875%, 2/1/2006	1,292,000	1,378,962
7.5%, 3/15/2005	555,000	585,754
General Motors Acceptance Corp.:
4.5%, 7/15/2006	2,725,000	2,803,379
6.875%, 9/15/2011	85,000	91,556
Household Finance Corp., 6.5%, 1/24/2006	1,960,000	2,119,693
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	3,135,000	3,150,637
Nationwide Building Society, 144A, 5.25%, 1/15/2014	1,965,000	1,982,811
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	1,050,000	1,039,437
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	1,425,000	1,624,500
PLC Trust, 144A, 2.709%, 3/31/2006	1,850,000	1,850,000
PNC Funding Corp., 5.75%, 8/1/2006	1,720,000	1,846,607
SLM Corp., 5.0%, 10/1/2013	2,760,000	2,742,422
Verizon Global Funding Corp.:
7.25%, 12/1/2010	1,800,000	2,072,497
7.75%, 12/1/2030	620,000	728,320
Wachovia Corp., 7.5%, 7/15/2006	305,000	344,053
Westpac Capital Trust III, 144A, 5.819%, 12/29/2049	1,935,000	1,997,055
		32,134,002
Industrials 0.2%
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	278,664	304,173
Systems 2001 Asset Trust LLC, "G", Series 2001, 144A, 6.664%, 9/15/2013	942,899	1,042,091
		1,346,264
Materials 0.1%
Weyerhaeuser Co., 7.375%, 3/15/2032	835,000	907,897
Telecommunication Services 0.1%
PCCW Capital Ltd., 144A, 6.0%, 7/15/2013	625,000	638,024
Utilities 1.8%
AEP Texas Central Co., 5.5%, 2/15/2013	957,000	980,354
Alabama Power Co., 7.125%, 8/15/2004	3,200,000	3,312,826
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,985,000	2,230,660
Cleveland Electric Illuminating Co., 144A, 5.65%, 12/15/2013	1,080,000	1,063,034
Consumers Energy Co., 144A, 4.0%, 5/15/2010	1,820,000	1,761,043
Ohio Power Co., Series H, 144A, 4.85%, 1/15/2014	200,000	195,963
Pacificorp., 6.9%, 11/15/2011	670,000	771,416
Public Service Co. of Oklahoma, Series C, 4.85%, 9/15/2010	1,230,000	1,254,306
Xcel Energy, Inc., 7.0%, 12/1/2010	1,345,000	1,525,163
		13,094,765
Total Corporate Bonds (Cost $54,381,920)		56,068,884

Asset Backed 4.0%
Automobile Receivables 2.6%
AmeriCredit Automobile Receivables Trust, "A4", Series 2001-C, 5.01%, 7/14/2008	3,360,000	3,464,192
Bay View Auto Trust, "A4", Series 2003-LJ1, 3.44%, 4/25/2012	2,600,000	2,615,205
Household Automotive Trust, "A4", Series 2002-1, 4.39%, 5/18/2009	2,615,000	2,704,678
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	690,000	694,119
"B", Series 2002-1, 5.37%, 1/15/2010	2,751,984	2,653,724
"C", Series 2002-2, 5.55%, 3/15/2010	2,595,562	1,713,071
WFS Financial Owner Trust:
"A4", Series 2003-3, 3.25%, 5/20/2011	2,740,000	2,752,206
"A4", Series 2002-2, 4.5%, 2/20/2010	2,550,000	2,639,316
		19,236,511
Home Equity Loans 0.5%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,488,567	1,606,059
Centex Home Equity, "A6", Series 2000-B, 7.97%, 7/25/2031	2,221,020	2,350,365
		3,956,424
Manufactured Housing Receivables 0.2%
Conseco Finance Securitizations Corp., "A4", Series 2001-1, 6.21%, 7/1/2032	1,380,000	1,399,240
Miscellaneous 0.7%
Federal Home Loan Mortgage Corp., "3A", Series T-41, 7.5%, 7/25/2032	1,073,338	1,175,305
PSE&G Transition Funding LLC, "A7", Series 2001-1, 6.89%, 12/15/2017	975,000	1,129,052
US Airways Aircraft Certificate Owner Trust, "C", Series 2003-1A, 144A, 5.551%, 9/20/2022	3,145,000	3,251,364
		5,555,721
Total Asset Backed (Cost $30,907,491)		30,147,896

Foreign Bonds - US$ Denominated 2.8%
Alcan, Inc., 6.125%, 12/15/2033	1,880,000	1,891,453
Arcel Finance Ltd., 144A, 7.048%, 9/1/2011	870,000	896,100
Brazilian Merchant Voucher, 144A, 5.911%, 6/15/2011	1,000,000	975,000
France Telecom, 9.0%, 3/1/2011	900,000	1,080,974
Hutchison Whampoa International Ltd., 144A, 5.45%, 11/24/2010	1,355,000	1,374,386
Inversiones CMPC SA, 144A, 4.875%, 6/18/2013	1,785,000	1,716,294
PacifiCorp Australia LLC, 144A, 6.15%, 1/15/2008	1,455,000	1,580,073
Petroleos Mexicanos S.A., 8.85%, 9/15/2007	1,295,000	1,498,962
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	1,255,000	1,196,009
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	2,445,000	2,672,722
Sociedad Concesionaria Autopista Contral, 144A, 6.223%, 12/15/2026	2,250,000	2,255,535
Tyco International Group SA:
5.8%, 8/1/2006	1,520,000	1,607,400
144A, 6.0%, 11/15/2013	335,000	345,050
6.375%, 2/15/2006	1,395,000	1,485,675
United Mexican States, 7.5%, 4/8/2033	197,000	203,895
Total Foreign Bonds - US$ Denominated (Cost $20,682,388)		20,779,528

US Government Backed 2.8%
US Treasury Bond, 6.0%, 2/15/2026	8,475,000	9,398,309
US Treasury Note:
1.625%, 4/30/2005	5,066,000	5,081,238
5.0%, 8/15/2011	5,569,000	5,959,699
6.125%, 8/15/2007	685,000	766,638
Total US Government Backed (Cost $20,838,638)		21,205,884
US Government Agency Sponsored Pass-Thrus 6.2%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	2,845,000	2,865,396
5.0% with various maturities from 1/15/2023 to 12/1/2029 (b)	3,820,000	3,753,225
6.5%, 10/1/2033	734,319	769,233
Federal National Mortgage Association:
4.0% with various maturities from 8/25/2009 to 5/25/2016	4,808,875	4,896,554
4.5%, 10/25/2015	2,020,000	2,070,522
5.0% with various maturities from 6/1/2018 to 8/1/2023	6,447,156	6,493,929
5.5% with various maturities from 8/25/2015 to 12/1/2028 (b)	12,260,720	12,496,409
5.946%, 2/1/2012	4,392,598	4,805,893
6.0%, 11/1/2017	1,246,833	1,310,258
6.003%, 12/1/2033	1,305,000	1,354,753
6.31%, 6/1/2008	3,570,000	3,910,760
6.5%, 6/1/2017	1,156,947	1,227,848
8.0%, 9/1/2015	554,614	595,004
Total US Government Agency Sponsored Pass-Thrus (Cost $46,188,919)		46,549,784

Collateralized Mortgage Obligations 7.6%
ABN AMRO Mortgage Corp., Series 2002-3, 6.0%, 4/25/2017	316,141	318,080
Federal Home Loan Mortgage Corp.:
"ME", Series 2691, 4.5%, 4/15/2032	2,661,000	2,531,097
"HG", Series 2543, 4.75%, 9/15/2028	2,008,829	2,041,177
"EU", Series 2494, 5.0%, 4/15/2026	1,435,069	1,439,930
"PE", Series 2512, 5.5%, 2/15/2022	310,000	319,584
"PL", Series 2459, 5.5%, 6/15/2030	160,298	160,703
"BD", Series 2453, 6.0%, 5/15/2017	360,000	382,627
"DA", Series 2444, 6.5%, 2/15/2030	141,182	142,032
Federal Home Loan Mortgage Corp. Structured Pass Through Securities:
"A2B", Series T-56, 4.29%, 7/25/2036	2,660,000	2,719,168
"3A", Series T-58, 7.0%, 9/25/2043	1,345,279	1,444,249
Federal National Mortgage Association:
"3A2B", Series 2003-W10, Whole Loan, 3.056%, 7/25/2037	1,390,000	1,393,409
"PU", Series 2003-33, 4.5%, 5/25/2033	2,079,803	2,127,638
"A2", Series 2002-W9, 4.7%, 8/25/2042	811,641	817,954
"A2", Series 2002-W10, 4.7%, 8/25/2042	855,000	870,929
"2A3", Series 2003-W15, 4.71%, 8/25/2043	2,630,000	2,712,853
"1A3", Series 2003-W18, 4.732%, 8/25/2033	1,350,000	1,392,312
"KH", Series 2003-92, 5.0%, 3/25/2032	1,420,000	1,392,957
"PE", Series 2002-3, 5.5%, 8/25/2015	5,050,000	5,241,641
"AN", Series 2000-27, 6.0%, 8/25/2030	405,222	418,813
"B", Series 1999-32, 6.0%, 7/25/2029	910,910	944,861
"PD", Series 2002-31, 6.0%, 11/25/2021	7,000,000	7,379,070
"QN", Series 2001-51, 6.0%, 10/25/2016	2,430,000	2,561,366
"VD", Series 2002-56, 6.0%, 4/25/2020	561,436	576,429
"HM", Series 2002-36, 6.5%, 12/25/2029	303,334	312,050
"1A2", Series 2003-W3, 7.0%, 8/25/2042	1,122,497	1,211,245
"A5", Series 2002-W4, 7.5%, 5/25/2042	1,070,031	1,168,339
"2A", Series 2002-W6, 7.5%, 6/25/2042	2,841,864	3,102,961
Master Asset Securitization Trust:
"3A2", Series 2003-2, 4.25%, 4/25/2033	2,476,155	2,446,857
Series 2003-6, 5.5%, 7/25/2033	2,084,801	2,130,656
Residential Accredit Loans, Inc., "A5", Series 2002-QS14, 5.125%, 9/25/2032	2,231,085	2,260,741
Residential Asset Securitization Trust, "A4", Series 2000-A3, 8.0%, 5/25/2030	106,192	106,155
Residential Funding Mortgage Security I, "A1", Series 2003-S2, 5.0%, 2/25/2033	1,234,905	1,247,801
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	1,094,200	1,128,907
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	2,596,675	2,651,800
Total Collateralized Mortgage Obligations (Cost $56,133,046)		57,096,391

Municipal Investments 1.7%
Dallas, TX, Airport Revenue, Industrial Airport Facilities, 6.6%, 11/1/2012 (c)	1,635,000	1,814,556
Denver, CO, School District (REV) Lease, School District Number 01, 6.82%, 12/15/2009 (c)	1,600,000	1,834,240
Hoboken, NJ, Core City GO, Series B, 3.8%, 1/1/2008 (c)	1,895,000	1,935,496
Indiana, State GO, Series 3, 5.15%, 7/15/2013 (c)	2,005,000	2,041,210
Oregon, School District GO,Series A, Zero Coupon, 6/30/2014 (c)	6,855,000	3,936,141
Wisconsin, State GO, General Revenue, Series A, 5.7%, 5/1/2026 (c)	1,180,000	1,189,948
Total Municipal Investments (Cost $12,715,089)		12,751,591
Government National Mortgage Association 0.2%
Government National Mortgage Association, 5.0%, 9/20/2033 (Cost $1,310,067)	1,319,759	1,306,303
	Shares	Value ($)

Cash Equivalents 4.0%
Scudder Cash Management QP Trust, 1.11% (d) (Cost $29,962,581)	29,962,581	29,962,581
Total Investment Portfolio - 100.0% (Cost $665,518,351) (a)		750,112,044

* Non-income producing security.
(a) The cost for federal income tax purposes was $679,090,275. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $71,021,769. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $87,507,501 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,485,732.
(b) Mortgage dollar rolls included.
(c) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
MBIA	Municipal Bond Investors Assurance
FSA	Financial Security Assurance

(d) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage-or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $635,555,770)	$ 720,149,463
Investment in Scudder Cash Management QP Trust (cost $29,962,581)	29,962,581
Total investment in securities, at value (cost $665,518,351)	750,112,044
Cash	1,108,692
Receivable for investments sold	5,043,936
Dividends receivable	401,835
Interest receivable	2,198,568
Receivable for Fund shares sold	334,137
Total assets	759,199,212
Liabilities
Payable for investments purchased	5,710,360
Payable for investments purchased - mortgage dollar rolls	3,779,968
Payable for Fund shares redeemed	12,775,028
Deferred mortgage dollar roll income	11,623
Accrued management fee	296,025
Other accrued expenses and payables	278,308
Total liabilities	22,851,312
Net assets, at value	$ 736,347,900
Net Assets
Net assets consist of: Undistributed net investment income	611,430
Net unrealized appreciation (depreciation) on investments	84,593,693
Accumulated net realized gain (loss)	(138,521,852)
Paid-in capital	789,664,629
Net assets, at value	$ 736,347,900
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($332,491,356 / 19,849,812 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.75
Class S Net Asset Value, offering and redemption price per share ($403,856,544 / 24,126,140 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.74

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends	$ 4,873,414
Interest	10,961,525
Interest - Scudder Cash Management QP Trust	276,953
Total Income	16,111,892
Expenses: Management fee	3,285,039
Administrative fee	3,111,025
Trustees' fees and expenses	22,805
Other	13,593
Total expenses, before expense reductions	6,432,462
Expense reductions	(718)
Total expenses, after expense reductions	6,431,744
Net investment income	9,680,148
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(16,796,639)
Net unrealized appreciation (depreciation) during the period on investments	119,264,366
Net gain (loss) on investment transactions	102,467,727
Net increase (decrease) in net assets resulting from operations	$ 112,147,875

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income	$ 9,680,148	$ 15,937,103
Net realized gain (loss) on investment transactions	(16,796,639)	(35,891,437)
Net unrealized appreciation (depreciation) on investment transactions during the period	119,264,366	(116,864,192)
Net increase (decrease) in net assets resulting from operations	112,147,875	(136,818,526)
Distributions to shareholders from: Net investment income: Class AARP	(4,884,205)	(7,529,060)
Class S	(6,129,360)	(9,653,945)
Fund share transactions: Proceeds from shares sold	114,307,281	115,448,730
Reinvestment of distributions	10,387,000	16,227,895
Cost of shares redeemed	(170,703,039)	(217,079,305)
Net increase (decrease) in net assets from Fund share transactions	(46,008,758)	(85,402,680)
Increase (decrease) in net assets	55,125,552	(239,404,211)
Net assets at beginning of period	681,222,348	920,626,559
Net assets at end of period (including undistributed net investment of $611,430 at December 31, 2003)	$ 736,347,900	$ 681,222,348

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2003	2002	2001[d]	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.51	$ 17.48	$ 19.26	$ 21.46
Income (loss) from investment operations: Net investment income[b]	.21	.31	.41	.18
Net realized and unrealized gain (loss) on investment transactions	2.28	(2.94)	(1.59)	(1.42)
Total from investment operations	2.49	(2.63)	(1.18)	(1.24)
Less distributions from: Net investment income	(.25)	(.34)	(.43)	(.21)
Net realized gains on investment transactions	-	-	(.17)	(.75)
Total distributions	(.25)	(.34)	(.60)	(.96)
Net asset value, end of period	$ 16.75	$ 14.51	$ 17.48	$ 19.26
Total Return (%)	17.26	(15.18)	(6.02)	(5.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	332	298	409	499
Ratio of expenses (%)	.92	.78	.77	.72c*
Ratio of net investment income (%)	1.39	1.98	2.29	2.45*
Portfolio turnover rate (%)	103	150	112	131
[a] For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .77%.
[d] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class S
Years Ended December 31,	2003	2002	2001[c]	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 14.50	$ 17.48	$ 19.25	$ 21.15	$ 18.96
Income (loss) from investment operations: Net investment income[a]	.21	.31	.41	.38	.33
Net realized and unrealized gain (loss) on investment transactions	2.28	(2.95)	(1.58)	(.87)	2.20
Total from investment operations	2.49	(2.64)	(1.17)	(.49)	2.53
Less distributions from: Net investment income	(.25)	(.34)	(.43)	(.37)	(.32)
Net realized gains on investment transactions	-	-	(.17)	(1.04)	(.02)
Total distributions	(.25)	(.34)	(.60)	(1.41)	(.34)
Net asset value, end of period	$ 16.74	$ 14.50	$ 17.48	$ 19.25	$ 21.15
Total Return (%)	17.19	(15.13)	(6.02)	(2.42)	13.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	404	383	512	520	572
Ratio of expenses before expense reductions (%)	.92	.78	.77	1.17[b]	1.29
Ratio of net investment income (%)	1.39	1.98	2.29	1.85	1.69
Portfolio turnover rate (%)	103	150	112	131	102
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.14% and 1.14%, respectively.
[c] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees/Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees/Directors.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $124,897,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($76,067,000), December 31, 2010 ($261,000) and December 31, 2011 ($48,569,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 611,430
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (124,897,000)
Net unrealized appreciation (depreciation) on investments	$ 71,021,769

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended December 31,
	2003	2002
Distributions from ordinary income*	$ 11,013,565	$ 17,183,005

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments, US Treasury Obligations and mortgage dollar rolls) aggregated $329,930,487 and $350,992,493 respectively. Purchases and sales of US Treasury Obligations aggregated $279,757,246 and $307,908,753, respectively. Purchases and sales of mortgage dollar rolls aggregated $97,799,585 and $97,492,886, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.47% of the first $1,500,000,000 of the Fund's average daily net assets, 0.445% of the next $500,000,000 of such net assets and 0.42% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee").

Effective January 1, 2003, the Fund's Trustees approved a new Administrative Fee rate of 0.445% of average daily net assets for each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended December 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at December 31, 2003
Class AARP	$ 1,377,172	$ 122,991
Class S	1,733,853	153,567
	$ 3,111,025	$ 276,558

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.915% of average daily net assets for Class S and AARP shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees).

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. For the year ended December 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $718 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2003		Year Ended December 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,750,855	$ 27,620,758	1,072,375	$ 17,376,406
Class S	5,717,330	86,686,523	5,919,866	98,072,324
		$ 114,307,281		$ 115,448,730
Shares issued to shareholders in reinvestment of distributions
Class AARP	278,776	$ 4,362,324	434,313	$ 6,727,902
Class S	385,324	6,024,676	614,246	9,499,993
		$ 10,387,000		$ 16,227,895
Shares redeemed
Class AARP	(2,747,069)	$ (42,331,462)	(4,333,666)	$ (67,639,147)
Class S	(8,372,675)	(128,371,577)	(9,408,631)	(149,440,158)
		$ (170,703,039)		$ (217,079,305)
Net increase (decrease)
Class AARP	(717,438)	$ (10,348,380)	(2,826,978)	$ (43,534,839)
Class S	(2,270,021)	(35,660,378)	(2,874,519)	(41,867,841)
		$ (46,008,758)		$ (85,402,680)

G. Ownership of the Fund

At December 31, 2003, one shareholder held approximately 36% of the outstanding shares of the Fund.

Report of Independent Auditors

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Balanced Fund (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For Federal Income tax purposes, the Fund designates $4,900,000, or the maximum amount under tax law, as qualified divided income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each officer is Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (57) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (71) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present[5]	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York
5 Effective January 16, 2004, Mr. Hirsch is no longer Vice President of the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ABLNX	SCBAX
Fund Number	162	062

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2003, the Scudder Portfolio Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                              SCUDDER BALANCED FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year        Audit                                              All Other
   Ended       Fees Billed       Audit-Related          Tax Fees     Fees Billed
December 31        to Fund      Fees Billed to Fund   Billed toFund    to Fund
--------------------------------------------------------------------------------
2003               $41,800            $1,237             $6,900          $0
--------------------------------------------------------------------------------
2002               $50,000            $1,361             $6,300          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                  Audit-Related          Tax Fees                 All
                  Fees Billed to        Billed to          Other Fees Billed
 Fiscal Year     Adviser and            Adviser and         to Adviser and
   Ended         Affiliated Fund       Affiliated Fund      Affiliated Fund
 December 31     Service Provider      Service Providers    Service Providers
--------------------------------------------------------------------------------
2003               $538,457                 $0                    $0
--------------------------------------------------------------------------------
2002               $399,300               $69,500              $92,400
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                         Total Non-Audit Fees
                        billed to Adviser and
                           Affiliated Fund
                          Service Providers     Total Non-Audit Fees
                Total    (engagements related   billed to Adviser
              Non-Audit    directly to the     and Affiliated Fund
                Fees       operations and       Service Providers
Fiscal Year    Billed     financial reporting     (all other          Total of
   Ended       to Fund      of the Fund)           engagements)        (A), (B)
December 31      (A)            (B)                   (C)               and (C)
--------------------------------------------------------------------------------
2003             $6,900         $0                 $3,967,000        $3,973,900
--------------------------------------------------------------------------------
2002             $6,300      $161,900              $17,092,950       $17,261,150
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Balanced Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Balanced Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------